UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2014

GROUPON, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-353335 (Commission File Number)	27-0903295 (I.R.S. Employer Identification No.)

600 West Chicago Avenue, Suite 400 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)

312-676-5773
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On January 1, 2014, Groupon, Inc. (the "Company") entered into Amendment No. 2 to the Share Purchase Agreement (the "Amendment") by and among the Company, Groupon Trailblazer, Inc. ("Groupon Trailblazer"), LivingSocial, Inc. ("LivingSocial"), and LivingSocial, B.V. ("LivingSocial B.V."). The Amendment was entered into in connection with the previously reported Share Purchase Agreement, dated as of November 6, 2013 (the "Share Purchase Agreement"), and Amendment No. 1 to the Share Purchase Agreement, dated as of November 26, 2013, by and among the Company, Groupon Trailblazer, LivingSocial and LivingSocial B.V., pursuant to which Groupon Trailblazer will acquire (the "Acquisition") all of the issued and outstanding share capital of LivingSocial Korea, Inc. ("LS Korea"), the holding company of Ticket Monster Inc. ("Ticket Monster").
Pursuant to the Amendment, the parties agreed that LivingSocial will provide certain post-closing support to the Company in the preparation of certain financial statements of LS Korea for the quarter and year ended December 31, 2013.  The parties also agreed that LivingSocial may sell the shares of Class A common stock that it will receive as consideration for the transaction in an underwritten offering, and that LivingSocial will be responsible for certain expenses in connection therewith.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference in its entirety. The Amendment has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Groupon Trailblazer, LS Korea or Ticket Monster.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On January 2, 2014, the Company and Groupon Trailblazer completed its previously reported acquisition of LS Korea pursuant to a Share Purchase Agreement, dated November 6, 2013, as amended, by and among the Company, LivingSocial and LivingSocial B.V.
A copy of the Share Purchase Agreement was attached as Exhibit 2.1 to the Company's Form 8-K filed on November 7, 2013 and a copy of Amendment No.1 to the Share Purchase Agreement was attached as Exhibit 2.1 to the Company's Form 8-K filed on November 29, 2013. The Company entered into Amendment No.2 to the Share Purchase Agreement on January 1, 2014, a copy which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
The information contained in Item 2.01 is hereby incorporated into this Item 3.02. In accordance with the Share Purchase Agreement, as amended, a portion of the consideration to be delivered to the former stockholders of LS Korea consists of shares of the Company's Class A common stock. These shares of the Company's Class A common stock will be issued pursuant to exemptions from registration provided by Section 4(2) and/or Regulation D and/or Regulation S of the 1933 Securities Act, as amended.
Item 7.01. Regulation FD Disclosure.
            On January 2, 2014, the Company posted a series of questions and answers regarding the Acquisition to the Company’s Investors Relations website.  A copy of the document is attached as Exhibit 99.2 to this Current Report on Form 8-K.
             This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The unaudited condensed consolidated financial statements of LivingSocial Korea, Inc. as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 and the related notes thereto are filed as Exhibit 99.3 hereto.
The audited consolidated financial statements of LivingSocial Korea, Inc. as of December 31, 2012 and 2011 and for the year ended December 31, 2012 and the period from July 1, 2011 (inception) through December 31, 2011 and the related notes thereto are filed as Exhibit 99.4 hereto.
The audited consolidated financial statements of Ticket Monster Inc. for the period from January 1, 2011 through September 16, 2011 and for the period from February 1, 2010 (inception) through December 31, 2010 and the related notes thereto are filed as Exhibit 99.5 hereto.
(b) Pro forma financial information.
The unaudited pro forma condensed combined consolidated financial statements of Groupon, Inc. and LivingSocial Korea, Inc. as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 and the related notes thereto are filed as Exhibit 99.6 hereto.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 2 to the Share Purchase Agreement, dated as of January 1, 2014, among Groupon, Inc., Groupon Trailblazer, Inc., LivingSocial, Inc. and LivingSocial, B.V.
23.1	Consent of Samil PricewaterhouseCoopers, Independent Auditor of LivingSocial Korea, Inc. and Ticket Monster Inc.
99.1	Press Release Dated January 2, 2014.
99.2	Questions and Answers regarding the Acquisition of LivingSocial Korea, Inc.
99.3	Unaudited condensed consolidated financial statements of LivingSocial Korea, Inc. as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 and the related notes thereto.
99.4
Audited consolidated financial statements of LivingSocial Korea, Inc. as of December 31, 2012 and 2011 and for the year ended December 31, 2012 and the period from July 1, 2011 (inception) through December 31, 2011 and the related notes thereto.

99.5
Audited consolidated financial statements of Ticket Monster Inc. for the period from January 1, 2011 through September 16, 2011 and for the period from February 1, 2010 (inception) through December 31, 2010 and the related notes thereto.

99.6
Unaudited pro forma condensed combined consolidated financial statements of Groupon, Inc. and LivingSocial Korea, Inc. as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 and the related notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.

Dated: January 2, 2014	By:	/s/ Jason E. Child
	Name:	Jason E. Child
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Amendment No. 2 to the Share Purchase Agreement, dated as of January 1, 2014, among Groupon, Inc., Groupon Trailblazer, Inc., LivingSocial, Inc. and LivingSocial, B.V.
23.1	Consent of Samil PricewaterhouseCoopers, Independent Auditor of LivingSocial Korea, Inc. and Ticket Monster Inc.
99.1	Press Release Dated January 2, 2014.
99.2	Questions and Answers regarding the Acquisition of LivingSocial Korea, Inc.
99.3	Unaudited condensed consolidated financial statements of LivingSocial Korea, Inc. as of September 30, 2013 and for the nine months ended September 30, 2013 and 2012 and the related notes thereto.
99.4
Audited consolidated financial statements of LivingSocial Korea, Inc. as of December 31, 2012 and 2011 and for the year ended December 31, 2012 and the period from July 1, 2011 (inception) through December 31, 2011 and the related notes thereto.

99.5
Audited consolidated financial statements of Ticket Monster Inc. for the period from January 1, 2011 through September 16, 2011 and for the period from February 1, 2010 (inception) through December 31, 2010 and the related notes thereto.

99.6
Unaudited pro forma condensed combined consolidated financial statements of Groupon, Inc. and LivingSocial Korea, Inc. as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012 and the related notes thereto.